UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2015

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return Unconstrained Fund for the twelve-month reporting period ended May 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 26, 2015

II	Western Asset Total Return Unconstrained Fund

Investment commentary

Economic review

The U.S. economy expanded moderately during the twelve months ended May 31, 2015 (the “reporting period”). While the U.S. Department of Commerce reported that second quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.6%, the economy gained momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a more modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. In addition, the U.S. Department of Commerce reported that first quarter 2015 GDP growth was -0.2%. This downturn was attributed to a number of factors, including a deceleration in personal consumption expenditures, along with negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.7 in June 2014, the PMI generally rose over the next two months, reaching a high of 58.1 in August, its best reading since April 2011. Manufacturing activity then decelerated over much of the last eight months of the reporting period and the PMI was 52.8 in May 2015.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 6.1%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.5% in May 2015, close to its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that concluded on June 17, 2015, after the reporting period ended, the

Western Asset Total Return Unconstrained Fund	III

Investment commentary (cont’d)

Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015. Finally, on May 11, 2015, China’s central bank cut the rate to 5.10% in an effort to stimulate growth.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 26, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Western Asset Total Return Unconstrained Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least in the Baa or BBB categories (“investment grade”) at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we deem to be of comparable quality at the time of purchase. The Fund may invest in lower-rated, higher yielding securities and U.S. dollar- and non-U.S. dollar denominated instruments of governments and corporations. The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. The Fund may invest in mortgage-backed securities to a significant extent. Other instruments may also be used to a significant extent from time to time.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, including futures positions, as estimated by Western Asset Management Company (“Western Asset”), the Fund’s investment adviser, within the range of -3 to 8 years. Although the Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default, under normal market conditions, it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by Western Asset).

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) were volatile at times and produced mixed results versus equal-durationii Treasuries over the twelve months ended May 31, 2015. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)iii and other central banks, and several geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended May 31, 2015. Two-year Treasury yields rose from 0.37% at the beginning of the period to 0.61% at the end of the period. Their peak of 0.73% occurred toward the end of December 2014, and again on March 6, 2015, and they were as low as 0.34% on October 15, 2014. Ten-year Treasury yields were 2.48% at the beginning of the period and ended the period at 2.12%. Their peak of 2.66% occurred on June 17, 2014 and they reached a low of 1.68% at the end of January and early February 2015.

Inflation was well contained during the reporting period. For the twelve months ended May 31, 2015, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was 0.0%. The CPI-U less food and energy was 1.7% over the same time frame. Against this backdrop, U.S. Treasury Inflation-Protected Securities (“TIPS”)v, as measured by the Barclays U.S. TIPS Indexvi, returned -0.47% during the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. From a sector positioning perspective, we modestly increased the Fund’s allocations to commercial mortgage-backed securities (“CMBS”), non-agency mortgage-backed securities (“MBS”) and non-U.S. dollar positions. In contrast, we reduced the Fund’s allocations to U.S. Treasuries, investment grade corporate bonds and Fannie Mae agency MBS. Finally, we increased the Fund’s duration by approximately two years during the reporting period.

During the reporting period we used interest rate futures, options and swaps to manage duration and yield curvevii exposure. On the whole, these were a negative for performance as rates generally declined and we were using these instruments to reduce the interest rate sensitivity of our core positions. We also used credit default swaps and swaptions to manage our investment grade corporate bond and high-yield corporate bond positions. These were an overall positive for performance as we hedged our credit risk during periods when spreads widened. Elsewhere, we used foreign exchange forwards, options and swaps to gain or reduce exposure to various currencies during the reporting period. These instruments significantly added to the Fund’s performance during the reporting period, largely driven by our shorts to the Japanese yen and euro versus the U.S. dollar.

Performance review

For the twelve months ended May 31, 2015, Class I shares of Western Asset Total Return Unconstrained Fund returned 1.30%. The Fund’s unmanaged benchmarks, the

2	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Barclays U.S. Aggregate Indexviii and the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Indexix, returned 3.03% and 0.24%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 0.02% over the same time frame.

Performance Snapshot as of May 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Total Return Unconstrained Fund:
Class A	0.92%	1.03%
Class A2	0.79%	0.90%
Class C	0.66%	0.37%
Class FI	0.91%	1.02%
Class R	0.88%	0.83%
Class I	1.05%	1.30%
Class IS	1.11%	1.40%
Barclays U.S. Aggregate Index	1.09%	3.03%
BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index	0.12%	0.24%
Lipper Alternative Credit Focus Funds Category Average[1]	0.58%	0.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2015 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 3.05%, 2.46%, 2.54%, 3.25%, 2.82%, 3.47% and 3.64%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.19%, 1.28%, 1.98%, 1.18%, 1.57%, 0.89% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 261 funds for the six-month period and among the 226 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	3

Fund overview (cont’d)

organizational expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C shares, 1.20% for Class FI shares, 1.50% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its allocation to non-agency MBS. They were supported by attractive yields, continued principal paydowns and overall strong investor demand. The Fund’s exposure to investment grade corporate bonds was beneficial. Individual Fund holdings that performed well included Wells Fargo, Bank of America, HSBC and Verizon. The Fund’s non-U.S. dollar positioning, in particular shorts to the yen and euro versus the U.S. dollar, was also rewarded.

Finally, the Fund’s allocations to CMBS and asset-backed securities were positive for performance.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance for the period was its allocation to emerging market debt. The asset class was negatively impacted by signs of moderating global growth — especially in China — as well as declining commodity prices and overall weak investor demand. An allocation to inflation-link securities was also a drag on results as they performed poorly given modest global inflation.

Thank you for your investment in Western Asset Total Return Unconstrained Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2015

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities, commonly known as “junk bonds,” include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in

4	Western Asset Total Return Unconstrained Fund 2015 Annual Report

higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 37 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2015 were: Corporate Bonds & Notes (32.7%), Collateralized Mortgage Obligations (20.0%), U.S. Government & Agency Obligations (12.0%), Asset-Backed Securities (6.5%) and Non-U.S. Treasury Inflation Protected Securities (6.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

6	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2015 and May 31, 2014 and does not include short sales and derivatives, such as forward foreign currency contracts, futures contracts, written options and swaps contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2014 and held for the six months ended May 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.92%	$1,000.00	$1,009.20	1.18%	$5.91	Class A	5.00%	$1,000.00	$1,019.05	1.18%	$5.94
Class A2	0.79	1,000.00	1,007.90	1.47	7.36	Class A2	5.00	1,000.00	1,017.60	1.47	7.39
Class C	0.66	1,000.00	1,006.60	1.89	9.46	Class C	5.00	1,000.00	1,015.51	1.89	9.50
Class FI	0.91	1,000.00	1,009.10	1.18	5.91	Class FI	5.00	1,000.00	1,019.05	1.18	5.94
Class R	0.88	1,000.00	1,008.80	1.46	7.31	Class R	5.00	1,000.00	1,017.65	1.46	7.34
Class I	1.05	1,000.00	1,010.50	0.92	4.61	Class I	5.00	1,000.00	1,020.34	0.92	4.63
Class IS	1.11	1,000.00	1,011.10	0.80	4.01	Class IS	5.00	1,000.00	1,020.94	0.80	4.03

8	Western Asset Total Return Unconstrained Fund 2015 Annual Report

[1]	For the six months ended May 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/15	1.03%	0.90%	0.37%	1.02%	0.83%	1.30%	1.40%
Five Years Ended 5/31/15	N/A	N/A	N/A	3.70	N/A	3.94	3.98
Inception* through 5/31/15	2.87	1.19	2.06	4.54	2.58	4.99	5.82

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/15	-3.29%	-3.42%	-0.61%	1.02%	0.83%	1.30%	1.40%
Five Years Ended 5/31/15	N/A	N/A	N/A	3.70	N/A	3.94	3.98
Inception* through 5/31/15	1.44	-2.81	2.06	4.54	2.58	4.99	5.82

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/15)	9.14%
Class A2 (Inception date of 5/1/14 through 5/31/15)	1.30
Class C (Inception date of 4/30/12 through 5/31/15)	6.50
Class FI (Inception date of 9/6/06 through 5/31/15)	47.38
Class R (Inception date of 4/30/12 through 5/31/15)	8.18
Class I (Inception date of 7/6/06 through 5/31/15)	54.22
Class IS (Inception date of 8/4/08 through 5/31/15)	47.13

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are April 30, 2012, May 1, 2014, April 30, 2012, September 6, 2006, April 30, 2012, July 6, 2006 and August 4, 2008, respectively.

10	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Fund vs. Barclays U.S. Aggregate Index and BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index† — July 6, 2006 - May 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Total Return Unconstrained Fund on July 6, 2006 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2015. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index and the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	11

Spread duration (unaudited)

Economic exposure — May 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

12	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

Western Asset Total Return Unconstrained Fund 2015 Annual Report	13

Schedule of investments

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 32.7%
Consumer Discretionary — 2.6%
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	220,000	$242,990
Ford Motor Co., Senior Notes	4.750%	1/15/43	1,130,000	1,149,820
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	450,000	451,819
General Motors Co., Senior Notes	3.500%	10/2/18	1,650,000	1,695,870
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	276,481
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	521,458
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	920,000	943,918
Total Automobiles				5,282,356
Hotels, Restaurants & Leisure — 0.6%
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	630,000	639,450
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,030,000	1,085,362
International Game Technology PLC, Senior Secured Notes	5.625%	2/15/20	2,120,000	2,082,900	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,152,500	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	140,700
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,030,000	1,055,750
Total Hotels, Restaurants & Leisure				7,156,662
Household Durables — 0.1%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	41,374
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	307,500
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	479,600
Total Household Durables				828,474
Media — 1.1%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	605,711
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	63,461
Comcast Corp., Senior Notes	3.375%	8/15/25	830,000	841,506
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	560,000	609,700
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,640,000	1,853,200
DISH DBS Corp., Senior Notes	5.125%	5/1/20	100,000	102,250
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,260,000	1,285,200
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	1,560,000	1,573,650	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	650,000	757,829
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,320,000	1,364,121
Time Warner Inc., Senior Notes	7.625%	4/15/31	380,000	509,119
UBM PLC, Notes	5.750%	11/3/20	920,000	1,012,074	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	290,000	313,925	(a)

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Viacom Inc., Senior Notes	5.850%	9/1/43	1,220,000	$1,264,959
Total Media				12,156,705
Specialty Retail — 0.3%
L Brands Inc., Senior Notes	8.500%	6/15/19	570,000	684,713
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,254,000	2,287,810	(a)(b)
Total Specialty Retail				2,972,523
Total Consumer Discretionary				28,396,720
Consumer Staples — 2.5%
Beverages — 0.4%
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,650,000	1,934,625	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	2,550,000	2,757,328	(a)
Total Beverages				4,691,953
Food & Staples Retailing — 0.9%
Cencosud SA, Senior Notes	5.500%	1/20/21	3,400,000	3,654,816	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	884,546	(c)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	589,929
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,070,000	1,124,030
CVS Health Corp., Senior Notes	5.750%	5/15/41	520,000	622,834
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	21,724	24,005	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	34,023	38,952
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	70,582	82,648
Family Tree Escrow LLC, Senior Notes	5.250%	3/1/20	490,000	513,888	(a)
Kroger Co., Senior Notes	3.300%	1/15/21	1,460,000	1,507,075
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	358,962
Kroger Co., Senior Notes	5.150%	8/1/43	660,000	730,085
Total Food & Staples Retailing				10,131,770
Food Products — 0.6%
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	450,000	460,687
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	730,000	821,576
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	4,070,000	4,131,050	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	720,000	766,458
Total Food Products				6,179,771
Tobacco — 0.6%
Altria Group Inc., Senior Notes	10.200%	2/6/39	710,000	1,207,800
Altria Group Inc., Senior Notes	5.375%	1/31/44	1,840,000	1,971,790
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	982,601
Lorillard Tobacco Co., Senior Notes	3.750%	5/20/23	1,500,000	1,500,828
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	500,000	512,462

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	15

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Reynolds American Inc., Senior Notes	3.250%	11/1/22	770,000	$758,910
Total Tobacco				6,934,391
Total Consumer Staples				27,937,885
Energy — 5.3%
Energy Equipment & Services — 0.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	180,000	175,500
Transocean Inc., Senior Notes	5.050%	12/15/16	820,000	850,750
Transocean Inc., Senior Notes	3.000%	10/15/17	430,000	419,519
Total Energy Equipment & Services				1,445,769
Oil, Gas & Consumable Fuels — 5.2%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	592,325
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	446,600
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	3,372,000	3,573,595
Antero Resources Corp., Senior Notes	5.375%	11/1/21	720,000	729,000
California Resources Corp., Senior Notes	6.000%	11/15/24	560,000	515,200
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	105,750
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,260,000	1,316,448
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	337,600
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	2,370,000	2,350,957
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	2,950,000	2,846,750	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,450,000	1,558,025
Ecopetrol SA, Senior Notes	5.875%	5/28/45	820,000	758,090
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,437,283
El Paso Corp., Senior Notes	7.250%	6/1/18	200,000	226,181
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	490,000	536,740
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	309,100
Kerr-McGee Corp., Notes	6.950%	7/1/24	30,000	37,401
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	171,807	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,483,900	(c)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,447,286	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,000,000	1,040,000
NGPL PipeCo LLC, Senior Secured Notes	7.119%	12/15/17	2,080,000	2,142,400	(a)
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	738,854
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,280,000	1,190,400	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	300,000	279,000	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	2,600,000	2,080,000	(a)

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	3.250%	3/17/17	610,000	$602,961
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	800,000	747,960
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	4,180,000	3,730,650
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,155,678
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	104,000	110,240
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	970,000	1,041,537
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	4,220,000	4,388,800	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	380,000	405,837
QEP Resources Inc., Senior Notes	6.875%	3/1/21	380,000	405,650
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,165,000	1,165,000
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	228,850
Range Resources Corp., Senior Notes	4.875%	5/15/25	620,000	620,000	(a)
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	238,625
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	117,601
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,146,200
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,477,682	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,176,000	1,195,110
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,000,000	165,000
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	510,000	484,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,140,000	1,014,600	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,660,000	1,698,783
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	3,125,550	(a)
Total Oil, Gas & Consumable Fuels				57,517,506
Total Energy				58,963,275
Financials — 8.8%
Banks — 6.5%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	6/25/15	370,000	296,925	(d)(e)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	3,050,000	3,076,687	(d)(e)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	1,440,000	1,467,000	(d)(e)
Bank of America Corp., Senior Notes	3.300%	1/11/23	180,000	180,336
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,840,000	1,996,096
Bank of America Corp., Senior Notes	4.875%	4/1/44	2,880,000	3,079,290
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	1,160,000	1,178,439
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,720,000	1,714,247
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	1,942,632
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,379,700	(a)(d)(e)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	17

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,500,000	$2,625,202	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	368,100
CIT Group Inc., Senior Notes	5.250%	3/15/18	1,550,000	1,619,750
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,027,500
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	1,053,938	(d)(e)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	3,000,000	2,958,750	(d)(e)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	650,813	(d)(e)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,873,037
Compass Bank, Subordinated Notes	3.875%	4/10/25	560,000	545,779
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.625%	12/1/23	2,240,000	2,380,318
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,950,000	2,301,000	(a)(d)(e)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	1,030,000	1,022,811	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,700,000	1,746,750	(d)(e)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	2,070,000	2,123,820	(d)(e)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	360,000	394,878
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,467,740	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	3,240,000	3,250,481	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,670,456	(d)(e)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	1,540,000	1,528,684
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	1,810,000	1,833,720
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,260,181
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,190,000	1,215,288	(e)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	996,067	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	470,000	512,333
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,848,801
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	5,700,000	5,862,496
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,850,000	2,019,824	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,380,000	1,421,400	(d)(e)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	5,928,000	6,374,325
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	846,291
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	510,219
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	790,000	794,218
Total Banks				72,416,322
Capital Markets — 0.9%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,860,000	1,884,573	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	7/10/15	1,450,000	1,120,125	(d)(e)
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	691,961

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,530,000	$3,138,705
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	2,030,000	2,071,773
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	7/10/15	100,000	0	(e)(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	(f)(g)(h)(i)
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	420,000	452,997
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	352,048
Total Capital Markets				9,712,182
Consumer Finance — 0.5%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	2,580,000	3,036,245
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	808,000	911,020
Navient Corp., Senior Notes	3.875%	9/10/15	1,700,000	1,708,500
Navient Corp., Senior Notes	5.500%	1/15/19	640,000	664,000
Total Consumer Finance				6,319,765
Diversified Financial Services — 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	1,440,000	1,463,400	(a)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000	1,196,000	(a)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	70,000	98,044
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	517,500	(a)(d)
Total Diversified Financial Services				3,274,944
Insurance — 0.3%
MetLife Inc., Junior Subordinated Bonds	5.250%	6/15/20	1,680,000	1,682,100	(d)(e)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,000,000	1,143,000
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	291,996	(a)
Total Insurance				3,117,096
Real Estate Management & Development — 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,250,000	2,275,425	(c)
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	789,719
Total Financials				97,905,453
Health Care — 3.1%
Biotechnology — 0.1%
Celgene Corp., Senior Notes	3.625%	5/15/24	500,000	511,763
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	700,000	730,788
Total Biotechnology				1,242,551

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	19

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — 0.6%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000	$2,073,425
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,750,000	2,832,500	(a)
Medtronic Inc., Senior Notes	3.500%	3/15/25	2,040,000	2,088,962	(a)
Total Health Care Equipment & Supplies				6,994,887
Health Care Providers & Services — 1.6%
Anthem Inc., Senior Notes	3.125%	5/15/22	500,000	500,209
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,690,000	1,453,400	(a)
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	3,199,000	3,232,989
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	438,063	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,309,800	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	639,891
HCA Inc., Senior Notes	7.500%	2/15/22	1,910,000	2,234,700
HCA Inc., Senior Secured Notes	5.875%	3/15/22	200,000	223,500
HCA Inc., Senior Secured Notes	5.000%	3/15/24	120,000	125,100
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000	1,161,015
Humana Inc., Senior Notes	8.150%	6/15/38	680,000	961,057
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	179,682
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	1,890,000	1,993,950	(a)
Tenet Healthcare Corp., Senior Notes	5.000%	3/1/19	1,050,000	1,047,375	(a)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,280,000	2,126,100
Total Health Care Providers & Services				17,626,831
Pharmaceuticals — 0.8%
AbbVie Inc., Senior Subordinated Notes	4.500%	5/14/35	1,110,000	1,117,663
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	1,100,000	1,118,259
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	1,760,000	1,744,823
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	960,000	950,648
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	701,750
Merck & Co. Inc., Senior Notes	3.700%	2/10/45	860,000	798,918
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	560,000	577,141
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,600,000	1,668,000	(a)
Total Pharmaceuticals				8,677,202
Total Health Care				34,541,471
Industrials — 1.3%
Aerospace & Defense — 0.1%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,240,000	1,311,300
Erickson Inc., Secured Notes	8.250%	5/1/20	610,000	462,075
Total Aerospace & Defense				1,773,375

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 0.3%
Air 2 US, Notes	8.027%	10/1/19	242,452	$259,424	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	605,124	710,294
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	28,231	30,137
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	46,933	50,218
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	99,616	109,578
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,854,669	2,146,779
US Airways, Pass-Through Certificates	6.850%	1/30/18	155,258	164,573
Total Airlines				3,471,003
Commercial Services & Supplies — 0.2%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	327,792
Waste Management Inc., Senior Notes	3.500%	5/15/24	480,000	490,629
West Corp., Senior Notes	5.375%	7/15/22	1,330,000	1,290,100	(a)
Total Commercial Services & Supplies				2,108,521
Construction & Engineering — 0.2%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	2,460,000	2,121,750	(a)
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	4.150%	11/2/42	2,140,000	2,106,700
Industrial Conglomerates — 0.1%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	735,000	(a)
Road & Rail — 0.2%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,287,891	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,180,000	1,177,050	(a)
Total Road & Rail				2,464,941
Total Industrials				14,781,290
Information Technology — 0.6%
Communications Equipment — 0.3%
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	3,310,000	3,301,364
Internet Software & Services — 0.1%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	684,000
IT Services — 0.2%
First Data Corp., Senior Notes	12.625%	1/15/21	670,000	784,737
First Data Corp., Senior Secured Notes	6.750%	11/1/20	137,000	146,248	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	936,000	1,070,550
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	805,100	(a)
Total IT Services				2,806,635
Software — 0.0%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	320,000	342,000	(a)
Total Information Technology				7,133,999

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	21

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 4.5%
Chemicals — 0.3%
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	1,660,000	$1,523,050
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	270,000	254,475
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,405,345
Total Chemicals				3,182,870
Construction Materials — 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,700,000	4,199,500	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	450,000	442,552	(a)
Total Construction Materials				4,642,052
Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	980,000	1,048,600	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,000,000	1,065,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.271%	12/15/19	1,790,000	1,760,913	(a)(d)
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	1,300,000	1,348,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	506,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	687,225
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	147,700
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	70,000	72,573
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	40,000	41,357
Total Containers & Packaging				6,678,368
Metals & Mining — 3.2%
ArcelorMittal, Senior Notes	5.250%	2/25/17	20,000	20,850
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	1,470,000	1,457,048
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	551,735
Evraz Group SA, Senior Notes	6.750%	4/27/18	2,840,000	2,726,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,980,000	2,079,000	(a)
Glencore Canada Corp., Senior Notes	5.375%	6/1/15	3,600,000	3,600,000
Glencore Finance Canada Ltd., Senior Notes	2.050%	10/23/15	680,000	682,174	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	538,276	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	2,470,000	2,457,808	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,830,000	1,862,025
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,820,000	2,629,650	(c)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	790,000	821,600	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	860,000	914,834	(a)(b)

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	$1,852,742
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,700,000	3,321,675
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	3,726,000	3,664,111
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	500,000	492,188	(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	3,230,000	3,020,050	(c)
Volcan Cia Minera SAA, Senior Notes	5.375%	2/2/22	3,270,000	3,245,802	(a)
Total Metals & Mining				35,937,968
Total Materials				50,441,258
Telecommunication Services — 3.5%
Diversified Telecommunication Services — 2.6%
AT&T Inc., Senior Notes	4.500%	5/15/35	2,750,000	2,606,992
AT&T Inc., Senior Notes	4.750%	5/15/46	2,750,000	2,618,718
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	1,270,000	1,268,413	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	1,890,000	2,067,660	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,510,000	2,379,180
CenturyLink Inc., Senior Notes	6.150%	9/15/19	60,000	64,800
CenturyLink Inc., Senior Notes	5.625%	4/1/20	2,560,000	2,672,000
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,320,000	2,405,840	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,930,000	1,958,950
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,800,000	1,872,000	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	87,738
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	255,759
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	2,050,000	2,047,458	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,170,000	1,275,300	(a)
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	430,000	445,532
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,840,000	3,171,740
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	655,000	770,387
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	975,000	1,184,317
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	666,000	633,207
Total Diversified Telecommunication Services				29,785,991
Wireless Telecommunication Services — 0.9%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	400,000	414,500	(a)
Sprint Communications Inc., Senior Notes	8.375%	8/15/17	2,310,000	2,523,675
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,521,750	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,200,000	4,252,500	(a)
Total Wireless Telecommunication Services				9,712,425
Total Telecommunication Services				39,498,416

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	23

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.5%
Electric Utilities — 0.3%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	2,310,000	$2,203,047	(c)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	930,000	1,157,661
Total Electric Utilities				3,360,708
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp., Senior Notes	4.875%	5/15/23	350,000	336,000
AES Corp., Senior Notes	5.500%	3/15/24	350,000	351,750
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	426,000	466,204	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	260,000	278,200	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	987,387
Total Independent Power and Renewable Electricity Producers				2,419,541
Total Utilities				5,780,249
Total Corporate Bonds & Notes (Cost — $365,041,606)				365,380,016
Asset-Backed Securities — 6.5%
AASET, 2014-1 B	7.375%	12/15/29	1,935,897	1,935,897	(d)
Access Group Inc., 2004-A B1	1.655%	7/1/39	7,400,000	6,229,320	(d)
Access Group Inc., 2005-B B2	0.777%	7/25/35	3,580,524	3,222,102	(d)
Access Group Inc., 2007-1 C	0.677%	10/25/35	1,608,398	1,388,829	(d)
ACE Securities Corp., 2006-GP1 A	0.445%	2/25/31	193,447	187,308	(d)
ALM Loan Funding, 2013-10A B	2.875%	1/15/25	900,000	892,584	(a)(d)
American Money Management CDO Corp., 2015-16A E	5.874%	4/14/27	3,050,000	2,940,200	(a)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.220%	7/25/32	256,371	247,524	(d)
Apidos CLO, 2015-21A D	5.827%	7/18/27	750,000	723,846	(a)(d)
Arrowpoint CLO Ltd., 2014-2A C	3.018%	3/12/26	600,000	591,451	(a)(d)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.130%	4/25/35	1,250,000	1,103,509	(d)
Associates Manufactured Housing Pass-Through Certificates, 1997-CLB2	8.900%	6/15/28	1,137,100	1,086,613	(i)
Avery Point VI CLO Ltd., 2015-6A E1	5.776%	8/5/27	1,750,000	1,644,475	(a)(d)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000	4,063,400	(a)
Bowman Park CLO Ltd., 2014-1A D1	3.957%	11/23/25	2,000,000	1,963,982	(a)(d)
Carlyle Global Market Strategies CLO Ltd., 2013-4A C	3.070%	10/15/25	600,000	598,301	(a)(d)
Carlyle Global Market Strategies CLO Ltd., 2014-2A D	3.774%	5/15/25	1,100,000	1,087,030	(a)(d)
Cent CLO LP, 2014-21A C	3.777%	7/27/26	500,000	493,897	(a)(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	143,414
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.381%	11/25/45	338,064	327,380	(a)(d)
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1	1.835%	7/25/37	3,063,000	2,702,065	(d)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.131%	10/25/35	1,370,000	1,159,369	(d)

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000		$766,073
Fremont Home Loan Trust, 2006-B 2A2	0.285%	8/25/36	444,169		179,752	(d)
Galaxy XX CLO Ltd., 2015-20A E	5.776%	7/20/27	2,500,000		2,409,750	(a)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.361%	12/25/36	768,726		676,541	(d)
Greenpoint Manufactured Housing, 1999-2 A2	2.900%	3/18/29	325,000		294,431	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.528%	6/19/29	150,000		130,500	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.680%	2/20/30	175,000		152,250	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	275,000		252,334	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.675%	3/13/32	350,000		317,028	(d)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	1,382,657		149,110
GSAMP Trust, 2006-SEA1 A	0.481%	5/25/36	61,523		60,845	(a)(d)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.481%	9/25/36	127,572		121,159	(a)(d)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.525%	2/25/36	180,200		177,232	(d)
LCM Limited Partnership, 16A D	3.870%	7/15/26	400,000		393,520	(a)(d)
Lehman XS Trust, 2006-16N A4B	0.425%	11/25/46	117,405		31,964	(d)
Lehman XS Trust, 2006-GP3 2A2	0.405%	6/25/46	31,484		3,299	(d)
Madison Park Funding Ltd., 2013-11A C	3.027%	10/23/25	1,100,000		1,073,053	(a)(d)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,386,000	EUR	1,560,300	(a)(i)
Magnus Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	2,376,000	EUR	2,674,800	(a)(i)
MASTR Specialized Loan Trust, 2006-3 A	0.445%	6/25/46	246,704		216,414	(a)(d)
MASTR Specialized Loan Trust, 2007-1 A	0.555%	1/25/37	254,507		164,059	(a)(d)
National Collegiate Student Loan Trust, 2006-3 A4	0.455%	3/26/29	2,210,000		2,019,211	(d)
National Collegiate Student Loan Trust, 2007-4 A3L	1.035%	3/25/38	5,790,000		4,312,952	(d)
Neuberger Berman CLO Ltd., 2013-15A C	3.125%	10/15/25	350,000		345,311	(a)(d)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	160,671		165,638	(d)
Option One Mortgage Loan Trust, 2005-1 A4	0.985%	2/25/35	332,231		325,444	(d)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000		64,350	(a)
Pinnacle Park CLO Ltd., 2014-1A D	3.775%	4/15/26	350,000		342,004	(a)(d)
RAAC Series, 2005-SP2 2A	0.485%	6/25/44	1,935,968		1,663,720	(d)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.425%	8/25/36	4,722,428		2,476,767	(d)
Saratoga Investment Corp. CLO Ltd., 2013-1A C	3.175%	10/20/23	500,000		489,458	(a)(d)
Security National Mortgage Loan Trust, 2005-2A A3	6.210%	2/25/36	2,055,317		1,931,287	(a)(d)
Security National Mortgage Loan Trust, 2007-1A 2A	0.535%	4/25/37	269,290		225,369	(a)(d)
Shackleton CLO Ltd., 2013-4A C	3.276%	1/13/25	750,000		749,397	(a)(d)
SMB Private Education Loan Trust, 2015-A C	4.500%	10/15/48	5,000,000		4,890,781	(a)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,866,595		3,849,393

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	25

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Venture CDO Ltd., 2014-16A A3L	3.025%	4/15/26	2,000,000	$1,965,284	(a)(d)
Total Asset-Backed Securities (Cost — $73,234,578)				72,353,276
Collateralized Mortgage Obligations — 20.0%
Adjustable Rate Mortgage Trust, 2004-1 4A1	2.771%	1/25/35	882,512	877,485	(d)
Banc of America Funding Corp., 2006-D 6A1	4.987%	5/20/36	613,775	495,893	(d)
Banc of America Funding Corp., 2015-R2 10A1	0.358%	6/29/37	2,992,071	2,871,607	(a)(d)
Banc of America Funding Corp., 2015-R2 4A1	0.341%	9/29/36	3,493,733	3,302,626	(a)(d)
Banc of America Funding Corp., 2015-R2 4A2	0.333%	9/29/36	7,461,683	3,693,533	(a)(d)
Banc of America Funding Corp., 2015-R4 6A1	0.314%	8/25/36	5,523,516	5,220,462	(a)(d)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.498%	7/25/33	9,402	8,994	(d)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.497%	2/25/34	17,030	16,509	(d)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.666%	12/15/19	8,300,000	8,279,250	(a)(d)
BCAP LLC Trust, 2015-RR6 1A1	3.500%	5/26/37	2,700,000	2,733,750	(a)(d)(i)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.369%	12/25/33	353,412	358,391	(d)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.865%	9/25/34	51,494	51,313	(d)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.025%	11/25/34	47,517	46,510	(d)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.685%	3/25/35	21,478	21,086	(d)
Bear Stearns ARM Trust, 2004-12 1A1	2.565%	2/25/35	64,889	58,521	(d)
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.424%	12/25/35	806,728	921,340	(d)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.345%	12/25/46	648,237	504,906	(d)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1	0.345%	1/25/37	3,503,682	2,674,094	(d)
BLCP Hotel Trust, 2014-CLMZ M	5.914%	8/15/29	3,100,000	3,089,937	(a)(d)
Carefree Portfolio Trust, 2014-CMZA MZA	6.163%	11/15/19	1,000,000	1,005,588	(a)(d)
Carefree Portfolio Trust, 2014-CMZB MZB	7.908%	11/15/29	6,000,000	6,039,041	(a)(d)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	240,000	229,498
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	510,000	430,149	(d)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000	358,277
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.144%	12/10/49	3,230,000	3,212,613	(d)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.445%	11/25/35	309,797	221,156	(d)
Citigroup Mortgage Loan Trust Inc., 2015-2 2A1	0.976%	11/25/46	2,989,154	2,929,108	(a)(d)
Citigroup Mortgage Loan Trust Inc., 2015-2 5A1	0.431%	3/25/47	3,136,771	2,906,049	(a)(d)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.415%	5/25/37	26,402,725	4,072,251	(d)
Commercial Mortgage Trust, 2006-C8 AJ	5.377%	12/10/46	420,000	426,507
Commercial Mortgage Trust, 2013-CR09 E	4.258%	7/10/45	1,392,000	1,133,333	(a)(d)
Commercial Mortgage Trust, 2013-CR12 E	5.085%	10/10/46	630,000	566,219	(a)(d)
Commercial Mortgage Trust, 2013-CR13 E	4.755%	12/10/23	1,155,000	1,017,192	(a)(d)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.414%	7/20/35	430,679	376,448	(d)

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,542,832		$2,406,669
Countrywide Alternative Loan Trust, 2005-51 2A1	0.484%	11/20/35	247,332		204,608	(d)
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO	4.915%	11/25/35	14,087,911		1,715,978	(d)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.445%	1/25/46	215,221		180,798	(d)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO	5.115%	4/25/36	15,510,747		2,698,529	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A1	0.685%	4/25/36	3,642,827		2,313,129	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO	5.315%	4/25/36	8,631,177		1,250,856	(d)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO	5.415%	7/25/36	5,509,180		1,042,386	(d)
Countrywide Alternative Loan Trust, 2006-J1 1A7	0.885%	2/25/36	3,978,842		3,020,832	(d)
Countrywide Alternative Loan Trust, 2007-14T2 A3	38.792%	7/25/37	3,927,140		8,280,187	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.137%	6/19/31	23,531		22,416	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-60 1A1	2.536%	2/25/34	187,739		184,302	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-07 2A1	0.805%	3/25/35	662,651		564,260	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	5.806%	6/15/38	2,590,000		2,521,326	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	885,000		865,438
Credit Suisse European Mortgage Capital Trust, 2014-1MGN B	7.165%	7/20/22	2,288,476	EUR	2,513,433	(a)(d)(i)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.381%	6/27/46	4,175,207		3,972,968	(a)(d)
Credit Suisse Mortgage Trust, 2014-11R 15A1	2.403%	1/27/36	3,035,509		3,073,930	(a)(d)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,070,000		1,014,568	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	4,280,000		3,776,582	(a)
Credit Suisse Mortgage Trust, 2015-2R 3A1	0.384%	4/27/36	3,149,344		2,693,811	(a)(d)
Credit Suisse Mortgage Trust, 2015-2R 7A1	2.383%	8/27/36	2,742,810		2,744,024	(a)(d)
Credit Suisse Mortgage Trust, 2015-3R 1A1	0.374%	7/29/37	2,019,096		1,875,235	(a)(d)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	3,900,000		3,870,750	(a)(i)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.635%	6/25/34	87,139		79,964	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.314%	7/15/37	2,067,832		372,321	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.648%	7/25/21	1,662,761		138,584	(d)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.395%	9/25/40	1,408,114		275,245	(d)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	189,063		215,384
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,144,069		301,308
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.232%	2/25/36	282,710		224,392	(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	15,033,936		167,373	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	27

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
FREMF Mortgage Trust, 2014-KF05 B	4.181%	9/25/22	2,114,942	$2,115,984	(a)(d)
GE Business Loan Trust, 2006-1A C	0.606%	5/15/34	1,169,061	1,055,335	(a)(d)
GE Business Loan Trust, 2006-2A C	0.566%	11/15/34	937,061	827,879	(a)(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	830,000	816,727	(d)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.923%	9/16/46	23,311,953	1,073,352	(d)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.825%	2/16/53	6,762,436	397,780	(d)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.834%	2/16/53	2,630,118	158,509	(d)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	2,107,667	1,921,282
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.074%	9/16/44	6,119,359	430,846	(d)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.031%	6/16/55	992,505	65,706	(d)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.328%	2/16/48	6,205,894	448,748	(d)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.034%	9/16/55	6,119,803	430,265	(d)
Government National Mortgage Association (GNMA), 2015-73 IO, IO	0.894%	11/16/55	9,850,000	755,295	(d)(i)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.431%	4/25/36	675,643	1,497,900	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.415%	4/25/36	220,004	180,493	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.395%	4/25/36	2,483,545	1,949,312	(d)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	425,000	435,173
GS Mortgage Securities Trust, 2013-GC14 F	4.771%	8/10/46	890,000	774,974	(a)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.535%	1/25/36	1,876,251	1,629,942	(a)(d)
GSMSC Resecuritization Trust, 2015-2R A	1.014%	6/26/36	6,442,103	6,337,741	(a)(d)(i)
HarborView Mortgage Loan Trust, 2006-13 A	0.366%	11/19/46	291,850	228,099	(d)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.411%	11/15/16	4,000,000	4,027,281	(a)(d)
IMPAC CMB Trust, 2004-5 1A1	0.905%	10/25/34	319,725	306,834	(d)
IMPAC Secured Assets Corp., 2004-3 1A4	0.985%	11/25/34	6,756	6,697	(d)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	2.909%	6/25/36	4,534,919	3,103,422	(d)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	105,098	106,941
JPMBB Commercial Mortgage Securities Trust, 2015-C27 F	3.000%	2/15/48	2,700,000	1,510,380	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 G	3.000%	2/15/48	2,049,500	1,029,669	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.905%	4/15/45	2,090,000	2,089,603	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,980,000	1,969,470	(d)

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.411%	10/15/19	1,700,000	$1,706,322	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.786%	6/15/29	2,460,000	2,457,855	(a)(d)
JPMorgan Reremic, 2014-6 3A1	0.391%	7/27/46	5,072,364	5,011,166	(a)(d)
JPMorgan Reremic, 2015-1 1A3	0.341%	12/27/36	15,840,000	8,689,342	(a)(d)
Lehman Mortgage Trust, 2006-8 2A2, IO	6.395%	12/25/36	14,717,263	4,336,667	(d)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.445%	2/25/37	4,790,612	1,629,158	(d)
MASTR ARM Trust, 2003-3 3A4	2.098%	9/25/33	1,064,956	1,067,889	(d)
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.355%	2/25/37	866,114	800,742	(d)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	2.706%	5/25/34	200,686	199,912	(d)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	720,000	729,909	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	3,157,000	3,082,009	(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	840,000	834,997	(d)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,185,000	1,088,558
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.661%	8/25/34	45,848	45,137	(d)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.777%	3/25/36	322,997	264,416	(d)
Motel 6 Trust, 2015-MTL6 F	5.000%	2/5/30	6,120,000	5,962,465	(a)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.247%	8/25/36	258,492	195,726	(d)
Residential Accredit Loans Inc., 2006-QO2 A1	0.405%	2/25/46	3,362,037	1,588,626	(d)
Residential Accredit Loans Inc., 2006-QO3 A1	0.395%	4/25/46	5,964,974	3,112,351	(d)
Residential Accredit Loans Inc., 2006-QO3 A2	0.445%	4/25/46	943,415	499,240	(d)
Residential Accredit Loans Inc., 2006-QO3 A3	0.515%	4/25/46	1,320,715	712,588	(d)
Residential Accredit Loans Inc., 2007-QO1 A1	0.335%	2/25/47	1,664,921	1,303,738	(d)
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.365%	2/25/36	14,991,057	2,699,530	(d)
Sequoia Mortgage Trust, 2007-4 4A1	2.596%	7/20/47	840,581	695,630	(d)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.335%	7/25/23	1,070,000	1,279,969	(d)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	10.935%	3/25/25	2,300,000	2,602,811	(d)
Structured ARM Loan Trust, 2004-04 3A2	2.473%	4/25/34	464,983	464,760	(d)
Structured ARM Loan Trust, 2004-07 A1	0.590%	6/25/34	12,769	11,682	(d)
Structured ARM Loan Trust, 2004-16 2A	2.474%	11/25/34	698,265	705,866	(d)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.921%	12/19/33	55,085	52,819	(d)
Structured Asset Securities Corp., 2002-08A 7A1	1.839%	5/25/32	18,849	18,297	(d)
Structured Asset Securities Corp., 2002-11A 1A1	1.898%	6/25/32	3,676	3,646	(d)
Structured Asset Securities Corp., 2002-16A 1A1	2.702%	8/25/32	133,126	131,021	(d)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	5,092	5,092	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.985%	9/25/33	117,410	115,980	(a)(d)
Structured Asset Securities Corp., 2004-NP2 A	0.535%	6/25/34	1,493,942	1,395,911	(a)(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	29

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.085%	3/25/44	25,227		$22,769	(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.889%	5/10/63	2,080,000		1,415,045	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.889%	5/10/63	3,650,000		1,348,493	(a)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.547%	1/15/45	1,630,000		1,539,824	(a)(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR02 A1A	1.077%	4/25/46	4,153,724		3,243,946	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.117%	5/25/46	3,637,274		2,731,811	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.107%	8/25/46	3,629,540		2,537,244	(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	750,000		601,172	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	1,730,000		1,152,339	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.648%	5/25/35	134,245		133,998	(d)
Total Collateralized Mortgage Obligations (Cost — $221,117,787)					222,641,329
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost — $38,088)	9.000%	1/31/20	285,000	MXN	33,314	(a)
Mortgage-Backed Securities — 2.2%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	717,355		774,815
FNMA — 2.1%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	1,178,905		1,309,842
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,122,497		1,285,214
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	17,885,349		18,812,179
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	1,744,350		1,880,162
Total FNMA					23,287,397
GNMA — 0.0%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	300,539		329,502
Total Mortgage-Backed Securities (Cost — $23,753,783)					24,391,714
Non-U.S. Treasury Inflation Protected Securities — 6.0%
Brazil — 0.2%
Federative Republic of Brazil, Notes	6.000%	8/15/50	6,628,339	BRL	2,156,113
Germany — 1.2%
Bundesrepublik Deutscheland, Inflation Linked Bond	0.100%	4/15/26	11,444,632	EUR	13,744,901

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Japan — 4.6%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	2,299,500,000	JPY	$19,906,520
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	2,825,800,000	JPY	24,599,248
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	822,400,000	JPY	7,112,801
Total Japan					51,618,569
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $73,852,585)					67,519,583
Senior Loans — 3.0%
Consumer Discretionary — 1.4%
Auto Components — 0.1%
INA Beteiligungsgesellschaft mbH, USD Term Loan B	4.250%	5/15/20	610,000		612,918	(j)(k)
Distributors — 0.1%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	994,950		994,121	(j)(k)
Hotels, Restaurants & Leisure — 0.5%
1011778 B.C. Unlimited Liability Co., 2015 Term Loan B	3.750%	12/10/21	1,012,770		1,014,986	(j)(k)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	1,126,705		1,132,339	(j)(k)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	1,397,632		1,399,378	(j)(k)
MGM Resorts International, Term Loan B	3.500%	12/20/19	492,443		491,828	(j)(k)
Station Casinos LLC, Term Loan B	4.250%	3/2/20	1,355,421		1,359,021	(j)(k)
Total Hotels, Restaurants & Leisure					5,397,552
Media — 0.2%
CSC Holdings Inc., New Term Loan B	2.685%	4/17/20	367,455		364,986	(j)(k)
TWCC Holding Corp., REFI Term Loan B	3.500%	2/13/17	950,306		948,168	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	714,197		712,666	(j)(k)
Virgin Media Bristol LLC, USD Term Loan B	3.500%	6/7/20	1,009,982		1,007,457	(j)(k)
Total Media					3,033,277
Multiline Retail — 0.1%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	994,962		995,688	(j)(k)
Specialty Retail — 0.4%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,587,929		1,206,826	(j)(k)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	982,456		983,223	(j)(k)
Party City Holdings Inc., Term Loan	4.000%	7/27/19	1,032,340		1,033,446	(j)(k)
PetSmart Inc., Term Loan B	4.250%	3/11/22	1,500,000		1,504,791	(j)(k)
Total Specialty Retail					4,728,286
Total Consumer Discretionary					15,761,842
Health Care — 0.4%
Health Care Providers & Services — 0.2%
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	794,545		792,701	(j)(k)
Radnet Management Inc., Term Loan B	4.250-5.500%	10/10/18	945,205		945,205	(j)(k)
Total Health Care Providers & Services					1,737,906

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	31

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 0.2%
Catalent Pharma Solutions Inc., USD Term Loan B	4.250%	5/20/21	1,296,734	$1,301,056	(j)(k)
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	1,226,300	1,225,279	(j)(k)
Total Pharmaceuticals				2,526,335
Total Health Care				4,264,241
Industrials — 0.3%
Airlines — 0.1%
American Airlines Inc., Exit Term Loan	3.750%	6/27/19	1,496,193	1,498,063	(j)(k)
Commercial Services & Supplies — 0.1%
Language Line LLC, First Lien Term Loan B	6.250%	6/20/16	226,647	226,080	(j)(k)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	442,722	443,054	(j)(k)
Total Commercial Services & Supplies				669,134
Machinery — 0.1%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	249,367	243,226	(j)(k)
Intelligrated Inc., First Lien Term Loan	4.500-5.750%	7/30/18	975,048	975,455	(j)(k)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	100,000	96,969	(j)(k)
Total Machinery				1,315,650
Total Industrials				3,482,847
Information Technology — 0.3%
IT Services — 0.2%
First Data Corp., Extended 2021 Term Loan	4.185%	3/24/21	750,000	752,344	(j)(k)
First Data Corp., New 2018 Extended Term Loan	3.685%	3/24/18	1,612,309	1,610,726	(j)(k)
Total IT Services				2,363,070
Software — 0.1%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	299,000	300,168	(j)(k)
Total Information Technology				2,663,238
Materials — 0.2%
Chemicals — 0.1%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	976,154	979,326	(j)(k)
Containers & Packaging — 0.1%
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	746,173	741,976	(j)(k)
Metals & Mining — 0.0%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	638,280	577,289	(j)(k)
Total Materials				2,298,591
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.0%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	478,252	476,339	(j)(k)
Wireless Telecommunication Services — 0.1%
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	962,798	961,594	(j)(k)
Total Telecommunication Services				1,437,933

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.3%
Independent Power and Renewable Electricity Producers — 0.3%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	2,980,000		$2,992,417	(j)(k)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	132,317		132,979	(j)(k)
Total Utilities					3,125,396
Total Senior Loans (Cost — $33,355,000)					33,034,088
Sovereign Bonds — 3.9%
Brazil — 0.5%
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	17,600,000	BRL	5,278,056
Ecuador — 0.1%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	970,000		1,018,500	(a)
Malaysia — 0.2%
Federation of Malaysia, Bonds	4.160%	7/15/21	7,530,000	MYR	2,092,362
Mexico — 2.6%
United Mexican States, Bonds	7.750%	11/13/42	26,991,900	MXN	1,979,997
United Mexican States, Senior Bonds	6.500%	6/9/22	300,026,900	MXN	20,282,780
United Mexican States, Senior Bonds	10.000%	12/5/24	85,060,000	MXN	7,110,856
Total Mexico					29,373,633
Poland — 0.0%
Republic of Poland, Bonds	5.250%	10/25/20	180,000	PLN	54,773
Russia — 0.5%
Russian Federal Bond, Bonds	8.150%	2/3/27	259,800,000	RUB	4,247,756
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	83,990,000	RUB	1,317,129
Total Russia					5,564,885
Total Sovereign Bonds (Cost — $48,004,396)					43,382,209
U.S. Government & Agency Obligations — 12.0%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,836,744
U.S. Government Obligations — 11.8%
U.S. Treasury Bonds	3.375%	5/15/44	30,350,000		33,425,305
U.S. Treasury Bonds	2.500%	2/15/45	1,320,000		1,223,681
U.S. Treasury Bonds	3.000%	5/15/45	13,070,000		13,469,249
U.S. Treasury Notes	0.250%	9/15/15	80,000		80,044
U.S. Treasury Notes	0.250%	10/15/15	70,000		70,044
U.S. Treasury Notes	0.500%	7/31/16	420,000		420,656
U.S. Treasury Notes	1.500%	7/31/16	360,000		364,725
U.S. Treasury Notes	1.000%	8/31/16	950,000		957,199
U.S. Treasury Notes	0.750%	6/30/17	860,000		861,949
U.S. Treasury Notes	0.500%	7/31/17	1,670,000		1,663,998

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	33

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	0.625%	11/30/17	5,570,000	$5,547,375
U.S. Treasury Notes	0.625%	4/30/18	2,800,000	2,776,595
U.S. Treasury Notes	1.375%	7/31/18	30,000	30,335
U.S. Treasury Notes	1.500%	8/31/18	720,000	730,518
U.S. Treasury Notes	1.250%	11/30/18	630,000	632,904
U.S. Treasury Notes	1.625%	7/31/19	750,000	759,550
U.S. Treasury Notes	1.750%	9/30/19	520,000	528,775
U.S. Treasury Notes	1.500%	11/30/19	800,000	804,062
U.S. Treasury Notes	1.125%	12/31/19	6,700,000	6,615,205
U.S. Treasury Notes	1.500%	1/31/22	1,030,000	1,008,917
U.S. Treasury Notes	2.500%	5/15/24	2,010,000	2,085,061
U.S. Treasury Notes	2.375%	8/15/24	10,517,000	10,789,790
U.S. Treasury Notes	2.000%	2/15/25	890,000	882,490
U.S. Treasury Notes	2.125%	5/15/25	1,450,000	1,454,305
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	103,630,000	44,588,466
Total U.S. Government Obligations				131,771,198
Total U.S. Government & Agency Obligations (Cost — $123,841,334)				133,607,942
U.S. Treasury Inflation Protected Securities — 1.3%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,638,345	2,091,449
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,179,040	4,004,043
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	3,449,028	3,498,877
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	3,257,867	3,360,184
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,908,902	1,890,857
Total U.S. Treasury Inflation Protected Securities (Cost — $14,492,439)				14,845,410

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Tropicana Entertainment Inc. (Cost — $284,300)			17,138	275,922	*
Preferred Stocks — 0.5%
Financials — 0.5%
Capital Markets — 0.1%
State Street Corp.	5.900%		43,799	1,150,600	(d)
Consumer Finance — 0.4%
GMAC Capital Trust I	8.125%		158,099	4,120,060	(d)
Total Preferred Stocks (Cost — $5,056,591)				5,270,660

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Security		Expiration Date	Contracts/ Notional Amount†	Value
Purchased Options — 0.1%
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.24 Index, Call @ $107.00		7/15/15	10,300,000	$51,648
Eurodollar 4-Year Mid Curve Futures, Put @ $97.00		6/12/15	1,922	12,013
Eurodollar 4-Year Mid Curve Futures, Put @ $97.13		6/12/15	1,922	24,025
U.S. Treasury 10-Year Notes Futures, Call @ $129.00		6/26/15	548	171,250
U.S. Treasury 10-Year Notes Futures, Call @ $129.00		7/24/15	906	523,781
U.S. Treasury 30-Year Bonds Futures, Call @ $160.00		6/26/15	454	312,125
U.S. Treasury 30-Year Bonds Futures, Call @ $164.00		6/26/15	454	99,313
Total Purchased Options (Cost — $1,369,335)				1,194,155
Total Investments before Short-Term Investments (Cost — $983,441,822)				983,929,618

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 5.0%
U.S. Government Agencies — 4.4%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130-0.131%	6/8/15	25,000,000	24,999,364	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	11/16/15	25,000,000	24,989,500	(l)
Total U.S. Government Agencies (Cost — $49,977,198)				49,988,864
Repurchase Agreements — 0.6%
Bank of America repurchase agreement dated 5/29/15; Proceeds at maturity — $6,500,033; (Fully collateralized by U.S. government obligations, 4.750% due 2/15/37; Market value — $6,630,000) (Cost — $6,500,000)	0.060%	6/1/15	6,500,000	6,500,000
Total Short-Term Investments (Cost — $56,477,198)				56,488,864
Total Investments — 93.2% (Cost — $1,039,919,020#)				1,040,418,482
Other Assets in Excess of Liabilities — 6.8%				75,342,457
Total Net Assets — 100.0%				$1,115,760,939

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	35

Schedule of investments (cont’d)

May 31, 2015

Western Asset Total Return Unconstrained Fund

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of May 31, 2015.

(g)	Value is less than $1.

(h)	Illiquid security (unaudited).

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $1,040,616,691.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
PO	— Principal Only
REFI	— Refinancing
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Security	Rate	Maturity Date	Face Amount†	Value
Securities Sold Short‡
Mortgage-Backed Securities — (1.2)%
FNMA — (1.2)%
Federal National Mortgage Association (FNMA) (Proceeds received — $(13,887,070))	3.500%	6/11/45	(13,300,000)	$(13,901,615)	(a)

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentages indicated are based on net assets.

(a)	This security is traded on a to-be-announced (“TBA”) basis.

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Western Asset Total Return Unconstrained Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts/ Notional Amount†		Value
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.24 Index, Put	7/15/15	$102.50	10,300,000	[1]	$20,764
Eurodollar 4-Year Mid Curve Futures, Put	6/12/15	97.25	1,922		48,050
U.S. Treasury 5-Year Notes Futures, Call	6/26/15	121.50	915		35,743
U.S. Treasury 10-Year Notes Futures, Call	6/26/15	132.50	1,433		44,781
U.S. Treasury 10-Year Notes Futures, Put	7/24/15	125.00	906		254,813
U.S. Treasury 30-Year Bonds Futures, Call	7/24/15	166.00	454		184,437
U.S. Treasury 30-Year Bonds Futures, Call	7/24/15	167.00	454		156,062
U.S. Treasury 30-Year Bonds Futures, Put	6/26/15	148.00	614		153,500
Total Written Options (Premiums received — $1,481,658)					$898,150

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	37

Statement of assets and liabilities

May 31, 2015

Assets:
Investments, at value (Cost — $1,039,919,020)	$1,040,418,482
Foreign currency, at value (Cost — $2,767,741)	2,608,626
Cash	71,746,182
Receivable for securities sold	20,702,986
Interest and dividends receivable	7,662,669
Deposits with brokers for centrally cleared swap contracts	7,053,079
Unrealized appreciation on forward foreign currency contracts	3,870,703
Deposits with brokers for open futures contracts	1,523,372
Receivable from broker — variation margin on open futures contracts	1,330,351
Receivable for Fund shares sold	851,261
Foreign currency collateral for open futures contracts, at value (Cost — $735,739)	744,205
OTC swaps, at value (premiums received — $1,330)	582,421
Deposits with brokers for open purchased options	408,876
Deposits with brokers for open written options	313,996
Receivable for open OTC swap contracts	71,440
Prepaid expenses	91,077
Total Assets	1,159,979,726

Liabilities:
Payable for securities purchased	23,983,972
Investments sold short, at value (proceeds received — $13,887,070)	13,901,615
Payable for Fund shares repurchased	2,065,165
Unrealized depreciation on forward foreign currency contracts	1,585,674
Written options, at value (premiums received — $1,481,658)	898,150
Investment management fee payable	703,011
Payable to broker — variation margin on centrally cleared swaps	514,373
Distributions payable	139,067
Service and/or distribution fees payable	76,663
Payable for open OTC swap contracts	47,263
Directors’ fees payable	6,426
Accrued expenses	297,408
Total Liabilities	44,218,787
Total Net Assets	$1,115,760,939

Net Assets:
Par value (Note 7)	$106,389
Paid-in capital in excess of par value	1,159,042,942
Overdistributed net investment income	(2,263,673)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(31,957,086)
Net unrealized depreciation on investments, futures contracts, written options, short sales, swap contracts and foreign currencies	(9,167,633)
Total Net Assets	$1,115,760,939

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Shares Outstanding:
Class A	5,219,801
Class A2	101,262
Class C	1,869,109
Class FI	21,604,341
Class R	55,813
Class I	50,976,366
Class IS	26,562,298

Net Asset Value:
Class A (and redemption price)	$10.49
Class A2 (and redemption price)	$10.49
Class C*	$10.49
Class FI (and redemption price)	$10.48
Class R (and redemption price)	$10.50
Class I (and redemption price)	$10.49
Class IS (and redemption price)	$10.48
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.96
Class A2 (based on maximum initial sales charge of 4.25%)	$10.96

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	39

Statement of operations

For the Year Ended May 31, 2015

Investment Income:
Interest	$40,670,482
Dividends	385,740
Total Investment Income	41,056,222

Expenses:
Investment management fee (Note 2)	7,548,877
Service and/or distribution fees (Notes 2 and 5)	836,202
Transfer agent fees (Note 5)	817,090
Registration fees	130,335
Fund accounting fees	113,537
Legal fees	64,495
Audit and tax fees	54,190
Shareholder reports	46,013
Directors’ fees	45,327
Custody fees	43,079
Fees recaptured by investment manager (Note 2)	21,062
Insurance	13,649
Excise tax (Note 1)	5,489
Miscellaneous expenses	13,157
Total Expenses	9,752,502
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,033)
Net Expenses	9,751,469
Net Investment Income	31,304,753

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	12,018,419
Futures contracts	(15,052,837)
Written options	3,617,384
Swap contracts	211,106
Foreign currency transactions	5,206,116
Net Realized Gain	6,000,188
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(19,379,914)
Futures contracts	2,843,532
Written options	561,205
Short sales	(14,545)
Swap contracts	(8,753,581)
Foreign currencies	1,228,441
Change in Net Unrealized Appreciation (Depreciation)	(23,514,862)
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(17,514,674)
Increase in Net Assets from Operations	$13,790,079

See Notes to Financial Statements.

40	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Statements of changes in net assets

For the Year Ended May 31, 2015, the Period Ended May 31, 2014 and the Year Ended December 31, 2013	2015	2014†	2013

Operations:
Net investment income	$31,304,753	$9,429,239	$11,504,249
Net realized gain (loss)	6,000,188	(4,901,356)	(30,268)
Change in net unrealized appreciation (depreciation)	(23,514,862)	18,003,273	(4,991,426)
Increase in Net Assets from Operations	13,790,079	22,531,156	6,482,555

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(36,389,654)	(8,668,923)	(11,661,218)
Decrease in Net Assets from Distributions to Shareholders	(36,389,654)	(8,668,923)	(11,661,218)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	649,691,069	166,043,614	392,171,838
Reinvestment of distributions	34,847,920	8,321,971	11,213,470
Cost of shares repurchased	(393,535,958)	(73,931,921)	(151,443,194)
Increase in Net Assets from Fund Share Transactions	291,003,031	100,433,664	251,942,114
Increase in Net Assets	268,403,456	114,295,897	246,763,451

Net Assets:
Beginning of year	847,357,483	733,061,586	486,298,135
End of year*	$1,115,760,939	$847,357,483	$733,061,586
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(2,263,673)	$88,716	$1,068,248

†	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	41

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.31	0.12	0.19	0.09
Net realized and unrealized gain (loss)	(0.20)	0.18	(0.10)	0.33
Total income from operations	0.11	0.30	0.09	0.42

Less distributions from:
Net investment income	(0.36)	(0.11)	(0.18)	(0.13)
Total distributions	(0.36)	(0.11)	(0.18)	(0.13)

Net asset value, end of year	$10.49	$10.74	$10.55	$10.64
Total return[5]	1.03%	2.86%	0.87%	4.12%

Net assets, end of year (000s)	$54,767	$27,436	$22,877	$2,546

Ratios to average net assets:
Gross expenses	1.18%[6]	1.14%[7]	1.17%[6]	1.19%[7]
Net expenses[8]	1.18 [6]	1.14 [7,9]	1.17 [6,9]	1.16 [7,9]
Net investment income	2.92	2.76 [7]	1.80	1.38 [7]

Portfolio turnover rate[10]	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

42	Western Asset Total Return Unconstrained Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2015	2014[2]

Net asset value, beginning of year	$10.74	$10.71

Income (loss) from operations:
Net investment income	0.28	0.02
Net realized and unrealized gain (loss)	(0.19)	0.03
Total income from operations	0.09	0.05

Less distributions from:
Net investment income	(0.34)	(0.02)
Total distributions	(0.34)	(0.02)

Net asset value, end of year	$10.49	$10.74
Total return[3]	0.90%	0.40%

Net assets, end of year (000s)	$1,062	$10

Ratios to average net assets:
Gross expenses	1.41%	1.32%[4]
Net expenses[5]	1.41	1.32 [4]
Net investment income	2.69	2.83 [4]

Portfolio turnover rate[6]	62%	48%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2014 (inception date) to May 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% for the year ended May 31, 2015 and 60% for the period ended May 31, 2014.

[7]	For the five months ended May 31, 2014.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	43

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.23	0.08	0.10	0.06
Net realized and unrealized gain (loss)	(0.20)	0.18	(0.09)	0.31
Total income from operations	0.03	0.26	0.01	0.37

Less distributions from:
Net investment income	(0.28)	(0.07)	(0.10)	(0.08)
Total distributions	(0.28)	(0.07)	(0.10)	(0.08)

Net asset value, end of year	$10.49	$10.74	$10.55	$10.64
Total return[5]	0.37%	2.39%	0.05%	3.58%

Net assets, end of year (000s)	$19,606	$6,379	$4,946	$141

Ratios to average net assets:
Gross expenses	1.91%[6]	2.01%[6,7]	2.03%[6]	2.10%[7]
Net expenses[8]	1.91 [6]	2.00 [6,7,9]	1.99 [6,9]	1.91 [7,9]
Net investment income	2.18	1.88 [7]	0.94	0.87 [7]

Portfolio turnover rate[10]	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

44	Western Asset Total Return Unconstrained Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class FI Shares[1,2]	2015	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]

Net asset value, beginning of year	$10.73	$10.54	$10.63	$10.13	$10.22	$9.79

Income (loss) from operations:
Net investment income	0.31	0.12	0.19	0.20	0.28	0.36
Net realized and unrealized gain (loss)	(0.20)	0.18	(0.09)	0.53	(0.11)	0.41
Total income from operations	0.11	0.30	0.10	0.73	0.17	0.77

Less distributions from:
Net investment income	(0.36)	(0.11)	(0.19)	(0.23)	(0.26)	(0.30)
Return of capital	—	—	—	—	—	(0.04)
Total distributions	(0.36)	(0.11)	(0.19)	(0.23)	(0.26)	(0.34)

Net asset value, end of year	$10.48	$10.73	$10.54	$10.63	$10.13	$10.22
Total return[5]	1.02%	2.85%	0.91%	7.29%	1.69%	7.99%

Net assets, end of year (000s)	$226,485	$239,318	$210,594	$112,307	$3,613	$2,024

Ratios to average net assets:
Gross expenses	1.18%[6]	1.17%[6,7]	1.18%[6]	1.20%	1.37%	1.25%
Net expenses[8],9	1.18 [6]	1.16 [6,7]	1.14 [6]	1.10	1.05	1.05
Net investment income	2.91	2.73 [7]	1.80	1.87	2.79	3.58

Portfolio turnover rate	62%[10]	48%[10]	65%[10]	85%[10]	142%[10]	131%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 1.15%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 1.05%.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	45

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.28	0.10	0.15	0.11
Net realized and unrealized gain (loss)	(0.19)	0.18	(0.09)	0.29
Total income from operations	0.09	0.28	0.06	0.40

Less distributions from:
Net investment income	(0.33)	(0.09)	(0.15)	(0.11)
Total distributions	(0.33)	(0.09)	(0.15)	(0.11)

Net asset value, end of year	$10.50	$10.74	$10.55	$10.64
Total return[5]	0.83%	2.70%	0.54%	3.91%

Net assets, end of year (000s)	$586	$11	$10	$10

Ratios to average net assets:
Gross expenses	1.47%[6]	1.57%[7]	1.65%[6]	1.58%[7]
Net expenses[8]	1.47 [6]	1.50 [7,9]	1.50 [6,9]	1.50 [7,9]
Net investment income	2.71	2.35 [7]	1.41	1.60 [7]

Portfolio turnover rate[10]	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

46	Western Asset Total Return Unconstrained Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2015	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]

Net asset value, beginning of year	$10.74	$10.55	$10.64	$10.14	$10.22	$9.80

Income (loss) from operations:
Net investment income	0.33	0.13	0.22	0.26	0.31	0.38
Net realized and unrealized gain (loss)	(0.19)	0.18	(0.10)	0.50	(0.10)	0.41
Total income from operations	0.14	0.31	0.12	0.76	0.21	0.79

Less distributions from:
Net investment income	(0.39)	(0.12)	(0.21)	(0.26)	(0.29)	(0.33)
Return of capital	—	—	—	—	—	(0.04)
Total distributions	(0.39)	(0.12)	(0.21)	(0.26)	(0.29)	(0.37)

Net asset value, end of year	$10.49	$10.74	$10.55	$10.64	$10.14	$10.22
Total return[5]	1.30%	2.97%	1.18%	7.53%	2.04%	8.14%

Net assets, end of year (000s)	$534,868	$297,301	$245,613	$163,240	$110,681	$81,809

Ratios to average net assets:
Gross expenses	0.91%[6]	0.87%[6,7]	0.89%	0.90%	0.85%[6]	0.85%
Net expenses[8]	0.91 [6]	0.87 [6,7,9]	0.87 [9]	0.84 [9]	0.80 [6,9]	0.80 [9]
Net investment income	3.16	3.02 [7]	2.06	2.46	3.07	3.78

Portfolio turnover rate	62%[10]	48%[10]	65%[10]	85%[10]	142%[10]	131%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.90%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 0.80%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	47

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2015	2014[3]	2013[4]	2012[4]	2011[4]		2010[4]

Net asset value, beginning of year	$10.73	$10.54	$10.63	$10.13	$10.21		$9.79

Income (loss) from operations:
Net investment income	0.35	0.13	0.22	0.26	0.32		0.38
Net realized and unrealized gain (loss)	(0.20)	0.18	(0.09)	0.50	(0.11)		0.41
Total income from operations	0.15	0.31	0.13	0.76	0.21		0.79

Less distributions from:
Net investment income	(0.40)	(0.12)	(0.22)	(0.26)	(0.29)		(0.33)
Return of capital	—	—	—	—	—		(0.04)
Total distributions	(0.40)	(0.12)	(0.22)	(0.26)	(0.29)		(0.37)

Net asset value, end of year	$10.48	$10.73	$10.54	$10.63	$10.13		$10.21
Total return[5]	1.40%	2.99%	1.22%	7.55%	2.03%		8.15%

Net assets, end of year (000s)	$278,387	$276,902	$249,022	$208,054	$190,137		$216,348

Ratios to average net assets:
Gross expenses	0.81%[6]	0.82%[6,7]	0.83%[6]	0.85%	0.83%[6]		0.84%
Net expenses[8]	0.81 [6]	0.82 [6,7,9]	0.83 [6,9]	0.82 [9]	0.80	[6],9	0.80 [9]
Net investment income	3.28	3.06 [7]	2.09	2.50	3.11		3.79

Portfolio turnover rate	62%[10]	48%[10]	65%[10]	85%[10]	142%[10]		131%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.85%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.80%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

48	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

Western Asset Total Return Unconstrained Fund 2015 Annual Report	49

Notes to financial statements (cont’d)

Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

50	Western Asset Total Return Unconstrained Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer staples	—	$27,913,880	$24,005		$27,937,885
Financials	—	97,905,453	0	*	97,905,453
Industrials	—	11,310,287	3,471,003		14,781,290
Other corporate bonds & notes	—	224,755,388	—		224,755,388
Asset-backed securities	—	66,684,463	5,668,813		72,353,276
Collateralized mortgage obligations	—	200,241,977	22,399,352		222,641,329
Convertible bonds & notes	—	33,314	—		33,314
Mortgage-backed securities	—	24,391,714	—		24,391,714
Non-U.S. Treasury inflation protected securities	—	67,519,583	—		67,519,583
Senior loans:
Utilities	—	2,992,417	132,979		3,125,396
Other senior loans	—	29,908,692	—		29,908,692
Sovereign bonds	—	43,382,209	—		43,382,209
U.S. government & agency obligations	—	133,607,942	—		133,607,942
U.S. Treasury inflation protected securities	—	14,845,410	—		14,845,410
Common stocks	$275,922	—	—		275,922
Preferred stocks	5,270,660	—	—		5,270,660
Purchased options	1,142,507	51,648	—		1,194,155
Total long-term investments	$6,689,089	$945,544,377	$31,696,152		$983,929,618
Short-term investments†	—	56,488,864	—		56,488,864
Total investments	$6,689,089	$1,002,033,241	$31,696,152		$1,040,418,482
Other financial instruments:
Futures contracts	$3,248,386	—	—		$3,248,386
Forward foreign currency contracts	—	$3,870,703	—		3,870,703
OTC currency swaps‡	—	582,421	—		582,421
Total other financial instruments	$3,248,386	$4,453,124	—		$7,701,510
Total	$9,937,475	$1,006,486,365	$31,696,152		$1,048,119,992

Western Asset Total Return Unconstrained Fund 2015 Annual Report	51

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	—	$13,901,615	—	$13,901,615
Written options	$877,386	20,764	—	898,150
Futures contracts	2,348,934	—	—	2,348,934
Forward foreign currency contracts	—	1,585,674	—	1,585,674
Centrally cleared credit default swaps on credit indices — buy protection	—	43,770	—	43,770
Centrally cleared interest rate swaps	—	13,726,412	—	13,726,412
Total	$3,226,320	$29,278,235	—	$32,504,555

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes								Senior Loans
Investments in Securities	Consumer Staples	Financials		Industrials	Utilities		Asset- Backed Securities	Collateralized Mortgage Obligations	Utilities	Total
Balance as of May 31, 2014	—	$0	*	—	$0	*	$4,074,091	—	—	$4,074,091
Accrued premiums/discounts	—	(3,321)		$(5,161)	—		33,192	$8,783	—	33,493
Realized gain (loss)[1]	—	—		—	(238,524)		(58,635)	23,301	—	(273,858)
Change in unrealized appreciation (depreciation)[2]	—	3,321		10,471	240,938		(757,121)	(209,223)	—	(711,614)
Purchases	—	—		728,901	—		4,940,250	26,488,855	—	32,158,006
Sales	—	—		(23,917)	(2,414)		(2,160,667)	(3,912,364)	—	(6,099,362)
Transfers into Level 3[3]	$24,005	—		2,760,709	—		347,100	—	$132,979	3,264,793
Transfers out of Level 3[4]	—	—		—	—		(749,397)	—	—	(749,397)
Balance as of May 31, 2015	$24,005	$0	*	$3,471,003	—		$5,668,813	$22,399,352	$132,979	$31,696,152
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[2]	—	$3,321		$10,471	—		$(755,586)	$(209,223)	—	$(951,017)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting

52	Western Asset Total Return Unconstrained Fund 2015 Annual Report

from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an

Western Asset Total Return Unconstrained Fund 2015 Annual Report	53

Notes to financial statements (cont’d)

unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying

54	Western Asset Total Return Unconstrained Fund 2015 Annual Report

security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contracts at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	55

Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2015, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

56	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

Western Asset Total Return Unconstrained Fund 2015 Annual Report	57

Notes to financial statements (cont’d)

cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest

58	Western Asset Total Return Unconstrained Fund 2015 Annual Report

coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(n) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	59

Notes to financial statements (cont’d)

(o) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(p) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

60	Western Asset Total Return Unconstrained Fund 2015 Annual Report

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2015, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $2,483,824. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2015, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $313,996, which could be used to reduce the required payment.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion

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Notes to financial statements (cont’d)

of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(v) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(w) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(x) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

62	Western Asset Total Return Unconstrained Fund 2015 Annual Report

reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$5,489	—	$(5,489)
(b)	2,727,023	$(2,727,023)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 1.25%, 1.45%, 2.00% 1.20%, 1.50%, 0.95% and 0.85% for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

During the year ended May 31, 2015, fees waived and/or expenses reimbursed amounted to $1,033.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	63

Notes to financial statements (cont’d)

Pursuant to these arrangements, at May 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Expires May 31, 2016	—	—	—	$11,874	—	—	—
Expires May 31, 2017	—	—	—	1,033	—	—	—
Fees waived/expense reimbursements subject to recapture	—	—	—	$12,907	—	—	—

For the year ended May 31, 2015, LMPFA recaptured $305, $871, $6,776, $19, $2,769, and $10,322 for Class A, Class C, Class FI, Class R, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2015, LMIS and its affiliates retained sales charges of $12,990 and $3,510 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended May 31, 2015, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$9,160

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of May 31, 2015, Legg Mason and its affiliates owned 13% of the Fund.

3. Investments

During the year ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$614,718,248	$201,311,765
Sales	343,836,769	225,404,355

64	Western Asset Total Return Unconstrained Fund 2015 Annual Report

At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,797,000
Gross unrealized depreciation	(28,995,209)
Net unrealized appreciation	$(198,209)

At May 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	10	9/15	$2,186,705	$2,188,594	$1,889
U.S. Treasury 5-Year Notes	2,320	9/15	276,362,884	277,765,626	1,402,742
					1,404,631
Contracts to Sell:
90-Day Eurodollar	277	9/15	68,982,487	68,973,000	9,487
90-Day Eurodollar	242	12/15	60,167,876	60,158,175	9,701
90-Day Eurodollar	543	12/16	133,820,585	133,903,800	(83,215)
Euro-Bund	603	6/15	104,761,960	102,937,393	1,824,567
Euro-Bund	99	9/15	16,816,255	16,863,200	(46,945)
Japanese 10-Year Bonds	101	6/15	119,915,233	120,135,600	(220,367)
U.S. Treasury 10-Year Notes	1,748	9/15	221,657,937	223,197,750	(1,539,813)
U.S. Treasury Long-Term Bonds	16	9/15	2,430,846	2,490,000	(59,154)
U.S. Treasury Ultra Long-Term Bonds	107	9/15	16,750,654	17,150,094	(399,440)
					(505,179)
Net unrealized appreciation on open futures contracts					$899,452

During the year ended May 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2014	38,601,344	$517,881
Options written	97,804,934	12,653,361
Options closed	(112,957,662)	(10,770,823)
Options exercised	(13,135,000)	(86,954)
Options expired	(6,918)	(831,807)
Written options, outstanding as of May 31, 2015	10,306,698	$1,481,658

At May 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	7,830,000	USD	8,367,295	Barclays Bank PLC	7/16/15	$237,508
INR	85,300,000	USD	1,347,445	Barclays Bank PLC	7/16/15	(23,569)
JPY	945,160,000	USD	7,933,787	Barclays Bank PLC	7/16/15	(314,132)
SGD	5,000,000	USD	3,673,499	Barclays Bank PLC	7/16/15	31,776

Western Asset Total Return Unconstrained Fund 2015 Annual Report	65

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	769,832	MXN	11,800,211	Barclays Bank PLC	7/16/15	$6,001
CAD	9,410,000	USD	7,459,965	Citibank, N.A.	7/16/15	101,459
GBP	7,100,000	USD	11,015,437	Citibank, N.A.	7/16/15	(167,267)
INR	810,200,000	USD	12,800,885	Citibank, N.A.	7/16/15	(226,394)
INR	539,700,000	USD	8,541,381	Citibank, N.A.	7/16/15	(165,113)
USD	6,486,129	AUD	8,600,000	Citibank, N.A.	7/16/15	(73,542)
USD	11,099,594	EUR	9,700,000	Citibank, N.A.	7/16/15	439,748
USD	11,059,954	GBP	7,100,000	Citibank, N.A.	7/16/15	211,784
USD	6,537,091	JPY	785,000,000	Citibank, N.A.	7/16/15	208,608
USD	8,798,204	EUR	8,100,000	Morgan Stanley & Co. Inc.	7/16/15	(103,316)
EUR	10,011,845	USD	11,325,399	Bank of America N.A.	8/13/15	(318,343)
USD	13,617,554	EUR	12,386,351	Bank of America N.A.	8/13/15	(41)
CAD	2,000,000	USD	1,647,419	Citibank, N.A.	8/13/15	(40,969)
SGD	5,940,000	USD	4,452,607	Citibank, N.A.	8/13/15	(53,660)
USD	8,355,001	EUR	7,406,127	Citibank, N.A.	8/13/15	212,679
USD	55,481,769	JPY	6,615,646,095	Citibank, N.A.	8/13/15	2,130,817
USD	1,384,485	JPY	165,039,620	Credit Suisse	8/13/15	53,546
MXN	72,939,122	USD	4,721,318	Morgan Stanley & Co. Inc.	8/13/15	(9,159)
USD	2,315,952	EUR	2,059,001	Morgan Stanley & Co. Inc.	8/13/15	52,279
EUR	3,100,000	USD	3,498,319	UBS AG	8/13/15	(90,169)
USD	5,312,925	EUR	4,664,736	UBS AG	8/13/15	184,498
Total						$2,285,029

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
SGD	— Singapore Dollar
USD	— United States Dollar

At May 31, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc.	$96,370,000	11/15/43	2.224% 1 Time	3-Month LIBOR	$(2,479,904)	$(13,726,412)

66	Western Asset Total Return Unconstrained Fund 2015 Annual Report

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Global Markets Inc. (Markit CDX.NA.HY.23 Index)	$11,270,000	12/20/19	5.000% quarterly	$(934,506)	$(890,736)	$(43,770)

OTC CURRENCY SWAPS
Swap Counterparty	Notional Amount Received*	Notional Amount Delivered*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$1,904,000	1,400,000	EUR	7/1/24	7.250%	9.005%	$(1,330)	$583,751

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

At May 31, 2015, the Fund held collateral received from Barclays Capital Inc., in the amounts of $613,819 on OTC currency swap contracts valued at $582,421. Net exposure to the counterparty was $(31,398). Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,142,507	—	$51,648	$1,194,155
Futures contracts[3]	3,248,386	—	—	3,248,386
OTC swap contracts[4]	—	$582,421	—	582,421
Forward foreign currency contracts	—	3,870,703	—	3,870,703
Total	$4,390,893	$4,453,124	$51,648	$8,895,665

Western Asset Total Return Unconstrained Fund 2015 Annual Report	67

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$877,386	—	$20,764	$898,150
Futures contracts[3]	2,348,934	—	—	2,348,934
Centrally cleared swap contracts[5]	13,726,412	—	43,770	13,770,182
Forward foreign currency contracts	—	$1,585,674	—	1,585,674
Total	$16,952,732	$1,585,674	$64,534	$18,602,940

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(978,940)	$793,273	$(8,011)	$(193,678)
Written options	3,393,281	86,954	137,149	3,617,384
Futures contracts	(15,052,837)	—	—	(15,052,837)
Swap contracts	513,462	29,990	(332,346)	211,106
Forward foreign currency contracts[2]	—	6,466,196	—	6,466,196
Total	$(12,125,034)	$7,376,413	$(203,208)	$(4,951,829)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

68	Western Asset Total Return Unconstrained Fund 2015 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$44,347	—	$(2,078)	$42,269
Written options	523,492	—	37,713	561,205
Futures contracts	2,843,532	—	—	2,843,532
Swap contracts	(9,593,920)	$583,751	256,588	(8,753,581)
Forward foreign currency contracts[2]	—	1,368,705	—	1,368,705
Total	$(6,182,549)	$1,952,456	$292,223	$(3,937,870)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended May 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$825,709
Written options	592,928
Futures contracts (to buy)	336,138,136
Futures contracts (to sell)	854,949,360
Forward foreign currency contracts (to buy)	62,065,016
Forward foreign currency contracts (to sell)	95,440,554

Average Notional Balance
Interest rate swap contracts	$103,218,923
Credit default swap contracts (to buy protection)	30,623,170
Currency swap contracts	1,757,538

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$1,194,155	—	$1,194,155
Futures contracts[5]	1,330,351	—	1,330,351
OTC swap contracts	582,421	$(582,421)	—
Forward foreign currency contracts	3,870,703	—	3,870,703
Total	$6,977,630	$(582,421)	$6,395,209

Western Asset Total Return Unconstrained Fund 2015 Annual Report	69

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$898,150	$(313,996)	$584,154
Centrally cleared swap contracts[5]	514,373	(514,373)	—
Forward foreign currency contracts	1,585,674	—	1,585,674
Total	$2,998,197	$(828,369)	$2,169,828

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and/or distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$98,860	$48,120
Class A2	1,397	1,996
Class C	135,618	14,100
Class FI	599,332	309,229
Class R	995	309
Class I	—	440,111
Class IS	—	3,225
Total	$836,202	$817,090

70	Western Asset Total Return Unconstrained Fund 2015 Annual Report

For the year ended May 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	—
Class FI	$1,033
Class R	—
Class I	—
Class IS	—
Total	$1,033

6. Distributions to shareholders by class

	Year Ended May 31, 2015	Period Ended May 31, 2014†		Year Ended December 31, 2013
Net Investment Income:
Class A	$1,344,277	$267,566		$215,813
Class A2	18,634	21	‡	—
Class C	362,968	36,820		27,218
Class FI	8,111,620	2,313,299		2,842,175
Class R	6,395	93		145
Class I	16,164,065	3,099,420		3,885,672
Class IS	10,381,695	2,951,704		4,690,195
Total	$36,389,654	$8,668,923		$11,661,218

†	For the period January 1, 2014 through May 31, 2014.

‡	For the period May 1, 2014 (inception date) to May 31, 2014.

7. Capital shares

At May 31, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2015		Period Ended May 31, 2014†				Year Ended December 31, 2013
	Shares	Amount	Shares		Amount		Shares	Amount
Class A
Shares sold	4,209,773	$44,449,457	824,681		$8,767,756		2,401,533	$25,456,502
Shares issued on reinvestment	115,891	1,220,772	23,862		254,566		18,636	197,126
Shares repurchased	(1,661,147)	(17,558,859)	(462,190)		(4,918,481)		(490,485)	(5,193,987)
Net increase	2,664,517	$28,111,370	386,353		$4,103,841		1,929,684	$20,459,641

Class A2
Shares sold	105,127	$1,112,108	934	‡	$10,000	‡	—	—
Shares issued on reinvestment	1,777	18,630	2	‡	21	‡	—	—
Shares repurchased	(6,578)	(69,209)	—		—		—	—
Net increase	100,326	$1,061,529	936	‡	$10,021	‡	—	—

Western Asset Total Return Unconstrained Fund 2015 Annual Report	71

Notes to financial statements (cont’d)

	Year Ended May 31, 2015		Period Ended May 31, 2014†		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class C
Shares sold	1,529,130	$16,195,666	199,728	$2,129,260	525,853	$5,580,759
Shares issued on reinvestment	33,382	350,934	3,420	36,497	2,550	26,963
Shares repurchased	(287,637)	(3,028,607)	(77,855)	(828,134)	(72,756)	(768,006)
Net increase	1,274,875	$13,517,993	125,293	$1,337,623	455,647	$4,839,716

Class FI
Shares sold	4,986,235	$52,949,690	3,471,164	$36,900,996	12,653,057	$133,777,036
Shares issued on reinvestment	768,958	8,107,352	216,930	2,312,078	268,336	2,841,243
Shares repurchased	(6,455,458)	(68,034,553)	(1,363,652)	(14,506,859)	(3,503,483)	(37,167,296)
Net increase (decrease)	(700,265)	$(6,977,511)	2,324,442	$24,706,215	9,417,910	$99,450,983

Class R
Shares sold	57,208	$601,580	—	—	—	—
Shares issued on reinvestment	420	4,406	9	$93	13	$145
Shares repurchased	(2,814)	(29,446)	—	—	—	—
Net increase	54,814	$576,540	9	$93	13	$145

Class I
Shares sold	38,408,712	$407,175,646	6,938,943	$73,902,868	16,136,897	$171,199,442
Shares issued on reinvestment	1,411,909	14,860,890	261,513	2,789,868	330,039	3,499,546
Shares repurchased	(16,527,867)	(174,344,688)	(2,798,235)	(29,785,930)	(8,524,796)	(90,688,371)
Net increase	23,292,754	$247,691,848	4,402,221	$46,906,806	7,942,140	$84,010,617

Class IS
Shares sold	12,108,301	$127,206,922	4,153,845	$44,332,734	5,282,376	$56,158,099
Shares issued on reinvestment	975,674	10,284,936	274,883	2,928,848	438,557	4,648,447
Shares repurchased	(12,335,559)	(130,470,596)	(2,247,337)	(23,892,517)	(1,660,265)	(17,625,534)
Net increase	748,416	$7,021,262	2,181,391	$23,369,065	4,060,668	$43,181,012

†	For the period January 1, 2014 through May 31, 2014.

‡	For the period May 1, 2014 (inception date) to May 31, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid for the fiscal year ended May 31, 2015, the period ended May 31, 2014 and the fiscal year ended December 31, 2013 was as follows:

	2015	2014	2013
Distributions paid from:
Ordinary income	$36,389,654	$8,668,923	$11,661,218

72	Western Asset Total Return Unconstrained Fund 2015 Annual Report

As of May 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$903,874
Deferred capital losses*	(1,760,527)
Capital loss carryforward**	(17,446,492)
Other book/tax temporary differences(a)	(15,219,943)
Unrealized appreciation (depreciation)(b)	(9,865,304)
Total accumulated earnings (losses) — net	$(43,388,392)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of May 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2016	$(1,073,088)
5/31/2017	(13,463,088)
5/31/2018	(2,910,316)
$(17,446,492)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain options, futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Subsequent event

On June 1, 2015, $143,687,258 was redeemed from Class IS shares, representing approximately 52% of Class IS net assets.

Western Asset Total Return Unconstrained Fund 2015 Annual Report	73

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Total Return Unconstrained Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Total Return Unconstrained Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 21, 2015

74	Western Asset Total Return Unconstrained Fund 2015 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California.
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Total Return Unconstrained Fund	75

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

76	Western Asset Total Return Unconstrained Fund

Officers[5]
Jane Trust, CFA[6]
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 126 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); Senior Vice President of LMPFA (since 2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Total Return Unconstrained Fund	77

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

78	Western Asset Total Return Unconstrained Fund

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 9 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[6]	Ms. Trust became President and Chief Executive Officer effective June 1, 2015.

Western Asset Total Return Unconstrained Fund	79

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2015:

Record date:	Daily	Daily	Daily
Payable date:	June 2014	July 2014 to December 2014	January 2015 to May 2015
Ordinary income:
Qualified dividend income for individuals	1.67%	1.59%	2.60%
Dividends qualifying for the dividends
received deduction for corporations	1.47%	1.39%	2.11%
Interest from Federal obligations	8.74%	8.74%	8.74%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

80	Western Asset Total Return Unconstrained Fund

Western Asset

Total Return Unconstrained Fund

Directors

William E. B. Siart, Chairman

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 7/15 SR15-2538

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2014 and May 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,592 in May 31, 2014 and in $121,110 May 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2014 and $1,500 in May 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2014 and $48,684 in May 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,042 in May 31, 2014 and $997 in May 31, 2015, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2014 and May 31, 2015; Tax Fees were 100% and 100% for May 31, 2014 and May 31, 2015; and Other Fees were 100% and 100% for May 31, 2014 and May 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $15,000 in May 31, 2014 and $170,028 in May 31, 2015.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 22, 2015